SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2007

GSE Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26494	52-1868008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7133 Rutherford Rd., Suite 200, Baltimore, MD	21244
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(410) 277-3740

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On June 22, 2007, GSE Systems, Inc. (the “Company”) closed its private placement of a total of 1,666,667 shares of common stock and warrants to purchase 166,667 shares of common stock, for aggregate gross proceeds of $10,000,000, pursuant to a Securities Purchase Agreement with selected institutional investors as described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2007.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99	Press Release, dated June 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2007	GSE SYSTEMS, INC.

By:
Name: Jeffery G. Hough Title: Chief Financial Officer

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